                                                              Exhibit 10(a)(vii)


                                                                  EXECUTION COPY




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                               PURCHASE AGREEMENT


                          Dated as of December 30, 1997


                                      Among


                            THE EL-BEE CHARGIT CORP.

                                    AS SELLER

                                       and

                       THE EL-BEE RECEIVABLES CORPORATION

                                  AS PURCHASER



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                          CHARGIT PURCHASE AGREEMENT

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
                                                 TABLE OF CONTENTS

                                                                                                               PAGE
                                                                                                               ----

                  ARTICLE I

                                                    DEFINITIONS

                  SECTION 1.01.  Definitions....................................................................  1
                  SECTION 1.02.  Other Definitional Provisions..................................................  3
                  SECTION 1.03.  Computation of Time Periods....................................................  4

                  ARTICLE II

                                         PURCHASE AND SALE OF RECEIVABLES

                  SECTION 2.01.  Purchase and Sale of Receivables...............................................  4
                  SECTION 2.02.  Payment of Purchase Price......................................................  5

                  ARTICLE III

                                          REPRESENTATIONS AND WARRANTIES

                  SECTION 3.01.  Representations and Warranties of the Seller...................................  6
                  SECTION 3.02.  Representations and Warranties of the Purchaser................................ 12
                  SECTION 3.03.  Obligations Unaffected......................................................... 13

                  ARTICLE IV

                                                     COVENANTS

                  SECTION 4.01.  Affirmative Covenants of the Seller............................................ 14
                  SECTION 4.02.  Reporting Requirements of the Seller........................................... 17
                  SECTION 4.03.  Negative Covenants of the Seller............................................... 18
                  SECTION 4.04.  Affirmative Mutual Covenant.................................................... 20

                  ARTICLE V

                                               EVENTS OF TERMINATION

                  SECTION 5.01.  Termination.................................................................... 21
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                          CHARGIT PURCHASE AGREEMENT

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                                       ii

                  ARTICLE VI

                                                  INDEMNIFICATION

                  SECTION 6.01.  Indemnification................................................................ 22

                  ARTICLE VII

                                                   MISCELLANEOUS

                  SECTION 7.01.  Further Assurances............................................................. 25
                  SECTION 7.02.  Payments....................................................................... 26
                  SECTION 7.03.  Costs, Expenses and Taxes...................................................... 26
                  SECTION 7.04.  Binding Effect; Assignability.................................................. 26
                  SECTION 7.05.  No Waiver; Cumulative Remedies................................................. 27
                  SECTION 7.06.  Amendment...................................................................... 27
                  SECTION 7.07.  Severability................................................................... 28
                  SECTION 7.08.  Notices........................................................................ 28
                  SECTION 7.09.  Counterparts................................................................... 29
                  SECTION 7.10.  Construction of Agreement as Security Agreement................................ 29
                  SECTION 7.11.  Third-Party Beneficiaries...................................................... 29
                  SECTION 7.12.  The Seller's Obligations....................................................... 29
                  SECTION 7.13.  Governing Law, Jurisdiction, Consent to Service of Process..................... 30


                                                      EXHIBIT

                  Exhibit A      Form of Subordinated Note

7

                          CHARGIT PURCHASE AGREEMENT

                  PURCHASE AGREEMENT dated as of December 30, 1997 among THE EL-BEE CHARGIT CORP., an Ohio corporation ("CHARGIT"), as seller hereunder (the "SELLER" or the "ORIGINATOR"), and THE EL-BEE RECEIVABLES CORPORATION, a Delaware corporation, as purchaser hereunder (the "PURCHASER").

                  PRELIMINARY STATEMENTS

                  1. The Seller has right, title and interest in, to and under the Receivables (as defined in the Pooling and Servicing Agreement referred to below) and other Transferred Assets (as defined below) existing on the date hereof or hereafter created and has acquired such right, title and interest pursuant to the Purchase Agreement dated as of the date hereof between The Elder-Beerman Stores Corp., an Ohio corporation ("ELDER-BEERMAN"), and the Seller (as amended, supplemented or otherwise modified from time to time, the "FIRST PURCHASE AGREEMENT").

                  2. The Seller desires to sell to the Purchaser, and the Purchaser desires to buy from the Seller, on the date hereof and from time to time hereafter, all of the Seller's right, title and interest in, to and under the Receivables and other Transferred Assets.

                  3. All of the outstanding capital stock of the Purchaser is owned, directly or indirectly, by Elder-Beerman.

                  4. Pursuant to that certain Pooling and Servicing Agreement dated as of the date hereof (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT") among the Purchaser, Chargit, as servicer, and Bankers Trust Company, a New York banking corporation, as trustee, the Purchaser has agreed to transfer to the Trust created pursuant to the Pooling and Servicing Agreement all of the Purchaser's right, title and interest in, to and under the Receivables and other Transferred Assets.

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:


                                    ARTICLE I

                                   DEFINITIONS

                  SECTION 1.01. DEFINITIONS. Capitalized terms used herein but not otherwise defined herein shall have the meanings set forth in the Pooling and Servicing Agreement. In addition, the term "AGREEMENT" shall mean this Purchase Agreement, as the same may from time to time be amended, supplemented or otherwise modified. The following capitalized terms shall have the following meanings:

                          CHARGIT PURCHASE AGREEMENT

                  "EARLY TERMINATION" has the meaning specified in Section 5.01.

                  "EFFECTIVE PERIOD" means the period beginning on the Initial Cut Off Date and terminating on (i) the earliest of (a) the close of business on the Business Day on which a Termination Event occurs, (b) the close of business on the Business Day immediately following the day on which any Early Amortization Event occurs and (c) the close of business on the Business Day immediately preceding the day on which the Amortization Period for the last outstanding Series begins or (ii) such other date as is specified in a written notice from either the Seller or the Purchaser to the other and to the Trustee.

                  "ERISA AFFILIATE" means any Person that for purposes of Title IV of ERISA is a member of the controlled group of the Seller, or under common control with the Seller, within the meaning of Section 414 of the Internal Revenue Code and the regulations promulgated thereunder.

                  "MULTIEMPLOYER PLAN" means a "multiemployer plan", as defined in Section 4001(a)(3) of ERISA, to which the Seller or any ERISA Affiliate is making or accruing an obligation to make contributions, or has within any of the preceding five plan years made or accrued an obligation to make contributions.

                  "MULTIPLE EMPLOYER PLAN" means a "single employer plan", as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Seller or any ERISA Affiliate and at least one Person other than the Seller and the ERISA Affiliates or (b) was so maintained and in respect of which the Seller or any ERISA Affiliate could have liability under Section 4064 or 4069 of ERISA in the event such plan has been or were to be terminated.

                  "ORIGINATOR INDEMNIFIED AMOUNTS" has the meaning specified in
Section 6.01.

                  "ORIGINATOR INDEMNIFIED PARTY" has the meaning specified in
Section 6.01.

                  "PLAN" means a Single Employer Plan or Multiple Employer Plan.

                  "PLAN EVENT" means (a) (i) the occurrence of a reportable event, within the meaning of Section 4043 of ERISA, with respect to any Plan unless the 30-day notice requirement with respect to such event has been waived by the PBGC, or (ii) the requirements of subsection (1) of Section 4043(b) of ERISA (without regard to subsection (2) of such Section) are met with respect to a contributing sponsor, as defined in Section 4001(a)(13) or ERISA, of a Plan, and an event described in paragraph (9), (10), (11), (12) or (13) of Section 4043(c) of ERISA is reasonably expected to occur with respect to such Plan within the following 30 days; (b) the application for a minimum funding waiver with respect to a Plan;

                          CHARGIT PURCHASE AGREEMENT

(c) the provision by the administrator of any Plan of a notice of intent to terminate such Plan, pursuant to Section 4041(a)(2) of ERISA (including any such notice with respect to a plan amendment referred to in Section 4041(e) of ERISA); (d) the cessation of operations at a facility of the Seller or any ERISA Affiliate in the circumstances described in Section 4062(e) of ERISA; (e) the withdrawal by the Seller or any ERISA Affiliate from a Multiple Employer Plan during a plan year for which it was a substantial employer, as defined in
Section 4001(a)(2) of ERISA; (f) the conditions for imposition of a lien under
Section 302(f) of ERISA shall have been met with respect to any Plan; (g) the adoption of an amendment to a Plan requiring the provision of security to such Plan pursuant to Section 307 of ERISA; or (h) the institution by the PBGC of proceedings to terminate a Plan pursuant to Section 4042 of ERISA, or the occurrence of any event or condition described in Section 4042 of ERISA that constitutes grounds for the termination of, or the appointment of a trustee to administer, such Plan.

                  "PURCHASE DATE" has the meaning specified in Section 2.02(b).

                  "PURCHASE PERCENTAGE" means (a) for the period from the Effective Date until the third Distribution Date on which payment is made by Purchaser after the Effective Date, 97.5% and (b) for each day on and after such third Distribution Date an amount (expressed as a percentage) equal to (i) 100% MINUS (ii) the aggregate sum of the Series Discount Factors (as defined in each Supplement) for all outstanding Series, so long as such Series Discount Factor is greater than zero; PROVIDED, HOWEVER, that such "Purchase Percentage" shall not be less than 96%.

                  "PURCHASE PRICE" has the meaning specified in Section 2.02(c).

                  "SINGLE EMPLOYER PLAN" means a "single employer plan", as defined in Section 4001(a)(15) of ERISA, that (a) is maintained for employees of the Seller or any ERISA Affiliate or (b) was so maintained and in respect of which the Seller or any ERISA Affiliate could have liability under Section 4069 of ERISA in the event such plan has been or were to be terminated.

                  "SUBORDINATED LOAN" has the meaning specified in Section 2.02(d).

                  "TERMINATION EVENT" has the meaning specified in Section 5.01.

                  "TRANSFER" has the meaning specified in Section 2.01.

                  "TRANSFERRED ASSETS" has the meaning specified in Section
2.01.


                          CHARGIT PURCHASE AGREEMENT

                  SECTION 1.02. OTHER DEFINITIONAL PROVISIONS. (a) All accounting terms not defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not completely defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable and in effect from time to time. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principals or regulatory accounting principles, the definitions contained herein shall control.

                  (b) The words "hereof", "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; Section, Schedule and Exhibit references contained in this Agreement are references to Sections, Schedules and Exhibits in or to this Agreement unless otherwise specified; and the term "including" shall mean "including without limitation".

                  (c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

                  SECTION 1.03. COMPUTATION OF TIME PERIODS. Unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word "from" shall mean "from and including" and the words "to" and "until" shall mean "to but excluding".


                          CHARGIT PURCHASE AGREEMENT

                                   ARTICLE II

                        PURCHASE AND SALE OF RECEIVABLES

                  SECTION 2.01. PURCHASE AND SALE OF RECEIVABLES. By execution of this Agreement, the Seller does hereby transfer, assign, set-over and otherwise convey (the making of such transfer, assignment, set-over and conveyance being a "TRANSFER", and so to transfer, assign, set-over and otherwise convey being to "TRANSFER") without recourse, except as expressly provided herein, to the Purchaser, in each case whether now existing or hereafter created, (a) all of the Seller's right, title and interest in, to and under all of the Receivables existing on the Initial Cut Off Date and thereafter arising from time to time in connection with the Accounts, (b) all monies due or to become due with respect thereto, (c) all Recoveries and Insurance Proceeds relating to such Receivables, (d) all Collections and all other amounts received or receivable from time to time with respect to such Receivables, (e) all rights, remedies, powers and privileges with respect to the Receivables, (f) all of the Seller's rights, remedies, powers and privileges under the First Purchase Agreement and (g) all proceeds (including "proceeds" as defined in the UCC of the State of New York and of the jurisdiction the law of which governs the perfection of the interest in the Receivables Transferred hereunder) of the foregoing. Such property described in the preceding sentence shall constitute the property transferred by the Seller (collectively, the "TRANSFERRED ASSETS").

                  SECTION 2.02. PAYMENT OF PURCHASE PRICE. (a) On the Initial Cut Off Date, the Purchaser shall pay to the Seller, with respect to all of the Seller's right, title and interest in, to and under all Receivables and other Transferred Assets existing at the close of business on the Initial Cut Off Date, a payment consisting of $162,377,744.49 multiplied by the Purchase Percentage.

                  (b) On each Business Day during the Effective Period (each, a "PURCHASE DATE"), the Seller shall determine the Receivables and other Transferred Assets with respect thereto arising since the close of business on the preceding Business Day, which Receivables and other Transferred Assets shall be deemed available for purchase by the Purchaser on such Purchase Date. To the extent that any sale of Receivables is not reflected in the Daily Report, such Receivables and other Transferred Assets with respect thereto will nevertheless be deemed sold to such Purchaser in every respect and all of the Seller's rights, title and interest in, to and under such Receivables and other Transferred Assets will be deemed to have been sold to the Purchaser.

                          CHARGIT PURCHASE AGREEMENT

                  (c) The purchase price payable to the Seller for the Receivables and other Transferred Assets to be purchased on any Purchase Date shall be an amount equal to the product of (i) the aggregate outstanding principal balance of all Receivables deemed available for purchase pursuant to paragraph (b) above and (ii) the Purchase Percentage for such Purchase Date (such amount, the "PURCHASE PRICE"), PROVIDED, HOWEVER, that such Purchase Price shall not be less than the reasonably equivalent value of the Receivables to which such Purchase Price relates, and in the event that, in the reasonable judgment of either the Seller or the Purchaser, such Purchase Price is less than such reasonably equivalent value or does not reflect the fair market value of such Receivables, within five Business Days after such Purchase Date, each of the Seller and the Purchaser (after notice to the other party) shall appoint a Person (other than an Affiliate of the Purchaser or Seller) in the business of purchasing proprietary credit card receivables, and such Persons shall appoint a third Person (other than an Affiliate of the Purchaser or Seller) in such business, and such Persons shall make an independent appraisal of the value of such Receivables and shall determine a Purchase Price which reasonably reflects the fair market value of such Receivables. The Purchase Percentage with respect to each Determination Date shall be calculated in the Monthly Servicer's Report with respect to such Determination Date and such calculation shall be used in the calculation of the Purchase Price owed under this Agreement for all Purchases occurring from and including such Determination Date to but excluding the next Determination Date.

                  (d) The Purchase Price shall be paid to the Seller on the applicable Purchase Date in immediately available funds to the extent of funds available to the Purchaser. The excess, if any, of the Purchase Price over the payment therefor set forth in clauses (a) and (c) above shall be deemed to be either (i) a loan by the Seller to the Purchaser (a "SUBORDINATED LOAN") evidenced by the Subordinated Note of the Purchaser substantially in the form attached hereto as Exhibit A or (ii) to the extent such loan would cause the unpaid principal amount of the Subordinated Loan, together with all accrued and unpaid interest thereon, to exceed ten percent (10%) of the Transferor Invested Amount, a contribution by the Seller to the Purchaser's capital, and the Purchase Price shall be considered paid in full by reflecting such contribution as an addition to the surplus of the Purchaser at an appropriate value. In addition, the Seller may otherwise make capital contributions to the Purchaser.


                          CHARGIT PURCHASE AGREEMENT

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

                  SECTION 3.01. REPRESENTATIONS AND WARRANTIES OF THE SELLER. The Seller represents and warrants to the Purchaser as of the Initial Cut Off Date and each Purchase Date that:

                  (a) DUE ORGANIZATION, QUALIFICATION AND AUTHORIZATION. The Seller (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation,
         (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed and (iii) has all requisite corporate power and authority (including all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.

                  (b) CORPORATE POWERS AND NO CONFLICTS. The execution, delivery and performance by the Seller of the Transaction Documents to which it is or is to be a party, the making of each Transfer hereunder and the consummation of the transactions contemplated hereby are within the Seller's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene or violate any Requirement of Law, (ii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Seller or any of its properties or (iii) except for the Liens created under the Transaction Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Seller, and no transaction contemplated hereby requires compliance on its part with any bulk sales act or similar law. The Seller is not in violation of any Requirement of Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument.

                  (c) GOVERNMENT AUTHORIZATION AND APPROVAL. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required with respect to the Seller for (i) the due execution, delivery or performance by the Seller of any of the Transaction Documents to which it is or is to be a party, any Transfer or the consummation of the other transactions contemplated hereby or thereby, (ii) the grant by the Seller of the


                          CHARGIT PURCHASE AGREEMENT
         transfers made or Liens granted by it pursuant to this Agreement, (iii) the perfection or maintenance of the transfers made or Liens created by this Agreement (including the first priority nature thereof) or (iv) the exercise by the Purchaser and its assigns of its rights under this Agreement or its remedies granted under the Transaction Documents, except for (A) the financing statements and other documents required to have been filed on or prior to the Initial Cut Off Date pursuant to the Certificate Purchase Agreement for the initial Series issued pursuant to the Pooling and Servicing Agreement, all of which have already been duly filed and are in full force and effect, (B) the filing from time to time of any amendments, assignments, continuation statements or other documents which may become required or applicable pursuant to
         Section 7.01 hereof or Sections 2.05(i) or 3.03(b)(viii) of the Pooling and Servicing Agreement and (C) any properly completed and executed UCC-3 termination statements which shall have been delivered to the Program Agent on or before the Initial Cut Off Date.

                  (d) ENFORCEABILITY. Each Transaction Document to which the Seller is or is to be a party constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws. Each Transaction Document is in full force and effect, and is not subject, as to the Seller, to any specific dispute, offset, counterclaim or defense of the Seller.

                  (e) NO LITIGATION. There is no action, suit, investigation, litigation or proceeding affecting the Seller, pending or threatened before any Governmental Authority or arbitrator that (i) could have a Material Adverse Effect, (ii) purports to affect the legality, validity or enforceability of any Transaction Document or the consummation of the transactions contemplated hereby, including the prevention of the issuance of the Certificates or (iii) could have an adverse effect on the income tax attributes of the Trust.

                  (f) LIENS ON PROPERTIES. Except for Liens that will be terminated prior to the Initial Cut Off Date, there are no Liens of any nature whatsoever on any Account or Receivable. The Seller is not a party to any contract, agreement, lease or instrument (other than this Agreement or as contemplated by this Agreement) the performance of which, either unconditionally or upon the happening of an event, will result in or require the creation of any Lien on any Account or Receivable, or otherwise result in a violation of any Transaction Document.

                  (g) CONTRACTUAL OBLIGATIONS. (i) The Seller is not a party to any indenture, loan or credit agreement or any lease or other agreement or instrument, or subject to


                          CHARGIT PURCHASE AGREEMENT
         any Requirement of Law, that would have an adverse effect on the ability of the Seller to carry out its obligations under this Agreement or any other Transaction Document to which it is a party, and (ii) neither the Seller nor any other party is in default in any respect under or with respect to any Transaction Document or any other contract, agreement, lease or instrument to which the Seller is a party.

                  (h) INVESTMENT COMPANY ACT, ETC. The Seller is not an "investment company", or an "affiliated person" of, or "promoter" or "principal underwriter" for, or a company controlled by, an "investment company" within the meaning of and as such terms are defined in the Investment Company Act. Each Transfer of Receivables to the Purchaser hereunder constitutes a purchase or other acquisition of notes, drafts, acceptances, open accounts receivable or other obligations representing part or all of the sales price of merchandise, insurance or services within the meaning of Section 3(c)(5) of the Investment Company Act. The acquisition by the Purchaser of each Receivable constitutes a "current transaction" within the meaning of Section 3(a)(3) of such Act.

                  (i) LOCATIONS. The chief place of business and chief executive office of the Seller, and the office where the Seller keeps the originals of its books, records and documents regarding the Receivables and other Transferred Assets are located at the address of the Seller specified in Section 7.08. During the four months prior to the Transfer Date and prior to any Purchase Date, the chief place of business and chief executive office of the Seller, and the offices where the Seller kept the originals of its books, records and documents regarding the Receivables and the other Transferred Assets were located at the address of the Seller specified in Section 7.08.

                  (j) TRADENAMES. The legal name of the Seller is as set forth on the signature page of this Agreement and the Seller has no tradenames, fictitious names, assumed names or "doing business as" names.

                  (k) ACCURACY OF INFORMATION. Each certificate, information, exhibit, financial statement, document, book, record or report furnished by a Responsible Officer of the Seller to any Originator Indemnified Party in connection with this Agreement is accurate in all material respects as of its date and no such document contains any misstatement of material fact.

                  (l) SOLVENCY. The Seller is Solvent and will be Solvent after giving effect to the transactions contemplated by the Transaction Documents.


                          CHARGIT PURCHASE AGREEMENT

                  (m) COLLECTION ACCOUNTS. Schedule 3.03(a)(vi) to the Pooling and Servicing Agreement (as such Schedule may be amended from time to time pursuant thereto) is a complete and accurate list of each Collection Account as of each Purchase Date. The Collection Account Banks are the only institutions holding Collection Accounts for the receipt of payments in respect of Receivables (subject to such changes as may be made from time to time in accordance with Section 4.02(c) of the Pooling and Servicing Agreement), and all Obligors, and only such Obligors, have been instructed or, upon the creation of Receivables, will be instructed to make payments only to the Collection Accounts in accordance with Section 4.03 of the Pooling and Servicing Agreement and such instructions have not been modified or revoked by the Seller (except as permitted under Section 4.02 of the Pooling and Servicing Agreement) and such instructions that have been given are in full force and effect.

                  (n) COMPLIANCE. The Seller has complied, and will comply on each Purchase Date, with each Requirement of Law with respect to all Receivables and other Transferred Assets Transferred to the Purchaser hereunder and the Cardholder Agreements related thereto and with respect to its business or properties. The Seller has performed and complied with its obligations under the Cardholder Agreements and invoices giving rise to the Receivables.

                  (o) TAXES. The Seller has filed all tax returns (federal, state and local) which it reasonably believes are required to be filed and has paid or made adequate provision for the payment of all taxes, assessments and other governmental charges due from the Seller or is contesting any such tax, assessment or other governmental charge in good faith through appropriate proceedings as to which adequate reserves are being maintained and no Lien with respect thereto has attached to its property and become enforceable against its other creditors. The Seller knows of no reasonable basis for any additional tax assessment for any year for which adequate reserves have not been established.

                  (p) USE OF PROCEEDS. The proceeds of each Purchase will be used by the Seller solely to pay to Elder-Beerman the purchase price of Transferred Assets the Seller purchases from Elder-Beerman. No proceeds of any Purchase will be used by the Seller to acquire any security in a transaction that is subject to Sections 13 and 14 of the Exchange Act, as amended, or to purchase or carry any margin security in violation of any applicable law or regulation.

                  (q) NO RESCISSION. No Cardholder Agreement giving rise to any Receivable Transferred hereunder has been amended, satisfied, subordinated or rescinded, except


                          CHARGIT PURCHASE AGREEMENT
         as disclosed in writing to the Purchaser on or before the date of Transfer of such Receivable or as otherwise permitted under the Pooling and Servicing Agreement. Subsequent to such Transfer no such Receivable has been compromised, adjusted, extended, satisfied, subordinated, rescinded or modified, except as permitted under the Pooling and Servicing Agreement.

                  (r) NO PAYMENT. The Seller has no Knowledge of any fact which would lead it to reasonably expect that, when billed, any Receivable Transferred hereunder would not be paid in accordance with its terms when due.

                  (s) FRAUDULENT CONVEYANCE. The Seller is not entering into the transactions contemplated hereby with the intent of hindering, delaying or defrauding creditors.

                  (t) VALID SALE AND TRANSFER. This Agreement creates a valid sale, transfer and assignment to the Purchaser of, and, subject to the interest of the Trust under the Pooling and Servicing Agreement, the Purchaser is the legal and beneficial owner of, in each case whether now existing or hereafter created, (A) all of the Originators' right, title and interest in and to all of the Receivables existing on the Initial Cut Off Date and thereafter arising from time to time in connection with the Accounts until the termination of the Trust, (B) all monies due or to become due with respect thereto, (C) all Recoveries and Insurance Proceeds relating to such Receivables, (D) all Collections and all other amounts received or receivable from time to time with respect to such Receivables, and (E) all rights, remedies, powers and privileges with respect to such Receivables, (F) all of the Originators' rights, remedies, powers and privileges under each Interest Rate Protection Agreement and (G) all proceeds (including "proceeds" as defined in the UCC of the State of New York and of the jurisdiction the law of which governs the perfection of the interest in the Receivables Transferred hereunder) of the foregoing. This Agreement constitutes a valid Transfer and assignment to the Purchaser of all right, title and interest of the Seller in and to the Transferred Assets, which is enforceable with respect to the Receivables now existing in connection with the Accounts and the other existing Transferred Assets and the proceeds thereof, and which will be enforceable by the Purchaser, in the case of Receivables hereafter created and arising from time to time in connection with the Accounts and all other Transferred Assets and the proceeds thereof hereafter created, upon such creation. Upon the filing of the appropriate financing statements, the Purchaser shall have a first priority perfected ownership interest in Transferred Assets and proceeds thereof. Except as otherwise provided in the Pooling and Servicing Agreement, the Seller has clearly and unambiguously marked all of its computer records and all of its microfiche storage files, if any, in a manner reasonably calculated to indicate that the Transferred Assets


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                                       12


         are the property of the Purchaser and shall cause the Purchaser to maintain such records in a manner such that the Purchaser's perfected first priority interest in the Receivables shall not be adversely affected.

                  (u) NO CLAIM OR INTEREST. (i) Except as otherwise provided in this Agreement or any applicable Supplement, neither the Seller nor any Person claiming through or under the Seller has any claim to or interest in the Concentration Account, the Collection Accounts (other than the Store Accounts), the Excess Funding Account or any Series Account. (ii) Each Receivable and other Transferred Asset has been or will be Transferred to the Purchaser free and clear of any Lien or interest of any other Person not holding through the Trust, and in compliance with all Requirements of Law applicable to the Transferor.

                  (v) ELIGIBILITY. Each Account that was classified as an "Eligible Account" by the Seller, the Purchaser or the Servicer in any document or report delivered hereunder or under the Pooling and Servicing Agreement satisfied, at the time of such classification, the requirements for eligibility contained in the definition of Eligible Account. Each Receivable as of the date of its Transfer is an Eligible Receivable. The computer file or microfiche or written list delivered by the Servicer pursuant to Section 3.03(b)(viii)(E) of the Pooling and Servicing Agreement is a true and complete listing of all Accounts and the information contained therein with respect to the identity of each Account and the aggregate unpaid balance of the Receivables existing thereunder is true and correct.

                  (w) ERISA. No Plan has any accumulated funding deficiency, as defined in Section 302(a) of ERISA, whether or not waived. The Seller and each ERISA Affiliate has timely made all contributions required to be made by it to any Plan, except where a failure to contribute could not reasonably be expected to give rise to a Lien under Section 302(f) of ERISA. No Plan Event with respect to any Plan has occurred or could reasonably be expected to occur that could result, directly or indirectly, in any Lien being imposed on the property of the Seller. Neither the Seller nor any ERISA Affiliate has incurred, or could reasonably be expected to incur, withdrawal liability to, or liability in connection with, the reorganization, termination or insolvency of any Multiemployer Plan.

                  (x) TERMINATION EVENT. No event or condition has occurred and is continuing that is, or with the giving of notice or the passage of time or both would constitute, a Termination Event.


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                                       13


                  (y) REASSIGNMENT OF PORTFOLIO. Upon the occurrence of an event or condition for which a Receivable shall be removed from the Trust under
Section 2.04(e) of the Pooling and Servicing Agreement, the Seller shall accept reassignment of an amount of Principal Receivables (as specified below) to the extent the Purchaser is obligated to accept reassignment under Section 2.04(e) of the Pooling and Servicing Agreement. The Seller (on behalf of the Purchaser) shall deposit on such Reassignment Date an amount equal to the reassignment deposit amount (as specified in Section 2.04(e) of the Pooling and Servicing Agreement) for such Receivables in the Concentration Account. On the Distribution Date on which such amount has been deposited in full into the Concentration Account, Transferred Assets which have been released to the Purchaser under Section 2.04(e) of the Pooling and Servicing Agreement shall be released to the Seller after payment of all amounts otherwise due hereunder on or prior to such dates, and the Purchaser shall execute and deliver such instruments of transfer or assignment, in each case without recourse, representation or warranty, as shall be prepared by and as are reasonably requested by the Seller to vest in the Seller, all right, title and interest of the Purchaser in and to such Transferred Assets. If the Purchaser or the Trustee gives notice directing the Seller to accept reassignment as provided above, the obligation of the Seller to accept reassignment of the Receivables and pay the reassignment deposit amount pursuant to this Section 3.01(y) shall constitute the sole remedy respecting a breach of the representations and warranties contained in Sections 3.01(d) and 3.01(t) hereof available to the Purchaser.

                  (z) SURVIVAL. The representations and warranties set forth in
Section 3.01 hereof shall survive the Transfer of any of the respective Receivables to the Purchaser and the termination of the rights and obligations of the Servicer pursuant to Section 10.01 of the Pooling and Servicing Agreement.

                  SECTION 3.02. REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. The Purchaser represents and warrants to the Seller as of the Initial Cut Off Date and each Purchase Date that:

                  (a) DUE ORGANIZATION, QUALIFICATION AND AUTHORIZATION. The Purchaser (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation,
         (ii) is duly qualified and in good standing as a foreign corporation in each other jurisdiction in which it owns or leases property or in which the conduct of its business requires it to so qualify or be licensed and (iii) has all requisite corporate power and authority (including all governmental licenses, permits and other approvals) to own or lease and operate its properties and to carry on its business as now conducted and as proposed to be conducted.


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
                                       14


                  (b) CORPORATE POWERS AND NO CONFLICTS. The execution, delivery and performance by the Purchaser of the Transaction Documents to which it is or is to be a party, the Transfer of the Receivables and other Transferred Assets pursuant to this Agreement and the consummation of the transactions contemplated hereby are within the Purchaser's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene the Purchaser's charter or bylaws,
         (ii) violate any Requirement of Law, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument binding on or affecting the Purchaser or any of its properties or (iv) except for the Liens created under the Transaction Documents, result in or require the creation or imposition of any Lien upon or with respect to any of the properties of the Purchaser. The Purchaser is not in violation of any Requirement of Law or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument.

                  (c) GOVERNMENT AUTHORIZATION AND APPROVAL. No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by the Purchaser of any of the Transaction Documents to which it is or is to be a party, the making of each purchase and sale of Receivables hereunder or the consummation of the other transactions contemplated hereby or thereby.

                  (d) ENFORCEABILITY. Each Transaction Document to which the Purchaser is or is to be a party constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms (except as such enforceability may be limited by Debtor Relief Laws). Each Transaction Document is in full force and effect, and is not subject, as to the Purchaser, to any specific dispute, offset, counterclaim or defense of the Purchaser.

                  SECTION 3.03. OBLIGATIONS UNAFFECTED. The obligations of the Seller to the Purchaser under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable or other Transferred Asset or the sale of any Receivable or other Transferred Asset.


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
                                       15


                                   ARTICLE IV

                                    COVENANTS

                  SECTION 4.01. AFFIRMATIVE COVENANTS OF THE SELLER. The Seller hereby covenants that, until the Trust Termination Date:

                  (a) COMPLIANCE WITH LAW. The Seller shall duly satisfy all obligations on its part to be fulfilled under or in connection with the Receivables and the Seller Related Security, will maintain in effect all qualifications required under any Requirement of Law in order to properly convey the Receivables and other Transferred Assets to the Purchaser and will comply in all respects with all Requirements of Law applicable to the Seller, its business and properties and the Receivables and other Transferred Assets.

                  (b) PRESERVATION OF LEGAL EXISTENCE. The Seller will preserve and maintain its existence, legal structure, legal name and its rights (charter and statutory), permits, licenses, approvals, franchises and privileges in the jurisdiction of its formation, and qualify and remain qualified in each jurisdiction where the failure to maintain such qualification could have a Material Adverse Effect.

                  (c) AUDITS. At any time during the Seller's regular business hours and on reasonable prior notice and for a purpose reasonably related to this Agreement, the Seller shall, at its expense and in response to any reasonable request of the Purchaser or the Trustee, permit the Purchaser or the Trustee, or their respective agents or representatives, (i) to examine and make copies of and abstracts from all books, records and documents (including computer tapes, microfiche and disks) in the possession or under the control of the Seller relating to the Receivables, other Transferred Assets and related Cardholder Agreements and (ii) to visit the offices and properties of the Seller for the purpose of examining such materials and to discuss matters relating to the Receivables, other Transferred Assets, and related Cardholder Agreements or the Seller's performance hereunder with any of the officers or employees of the Seller having knowledge thereof.

                  (d) KEEPING OF RECORDS AND BOOKS OF ACCOUNT. The Seller will
         (i) keep proper books of record and account, which shall be maintained or caused to be maintained by the Seller and shall be separate and apart from those of any Affiliate of the Seller, in which full and correct entries shall be made of all financial transactions and the assets and business of the Seller in accordance with generally accepted


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
                                       16


         accounting principles consistently applied, (ii) maintain and implement administrative and operating procedures (including the ability to recreate records evidencing the Receivables and other Transferred Assets in the event of the destruction of the originals thereof) and
         (iii) keep and maintain all documents, books, records and other information necessary or reasonably advisable for the collection of all Receivables and other Transferred Assets (including records adequate to permit the daily identification of each new Receivable and all Collections of and adjustments to each existing Receivable).

                  (e) PERFORMANCE AND COMPLIANCE WITH RECEIVABLES. The Seller will, at its expense, timely and fully perform and comply with all provisions, covenants and other promises required to be observed by it hereunder including complying with its material obligations under all Cardholder Agreements and invoices giving rise to the Receivables. The Seller shall enforce the covenant in the First Purchase Agreement requiring Elder-Beerman to comply with and perform its obligations under the Cardholder Agreements relating to the Accounts and the Cardholder Guidelines. The Seller may not change or permit Elder-Beerman to change the terms and provisions of the Cardholder Agreements or the Cardholder Guidelines in any respect except in accordance with Section 2.05(t) of the Pooling and Servicing Agreement. The Seller will not rescind or cancel, or permit the rescission or cancellation of, any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority.

                  (f) PAYMENT OF TAXES, ETC. The Seller will pay promptly when due all taxes, assessments and governmental charges or levies imposed upon it, or any Transferred Asset, or in respect of its receipts, income or profits therefrom, and any and all claims of any kind, except that no such amount, so long as such amount is not material, need be paid if the charge or levy is being contested in good faith through appropriate proceedings as to which adequate reserves are being maintained and no Lien with respect thereto has attached to its property and become enforceable against its creditors.

                  (g) CARDHOLDER GUIDELINES. The Seller shall comply with the Cardholder Guidelines.

                  (h) COLLECTIONS. (i) The Seller will instruct all Obligors to pay all Collections of Receivables directly into a Collection Account or to the Servicer, and the Seller shall deposit any Collections received by it directly into a Collection Account in


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
                                       17


         the manner and within the time period required by Section 4.03(a) of the Pooling and Servicing Agreement.

                           (ii) If the Seller accepts payment of a Receivable from any Obligor in a currency other than U.S. Dollars, then the Seller will, on the date of such acceptance, deposit directly into a Collection Account in U.S. Dollars an amount equal to the outstanding principal amount of such Receivable.

                           (iii) In the event that the Seller receives any Collections, the Seller agrees to hold all such Collections in trust and to deposit such Collections to the appropriate Collection Account as soon as practicable, but in no event later than when required under
         Section 4.03(a) of the Pooling and Servicing Agreement.

                           (iv) In the event that any Affiliate of the Seller receives any Store Payment, the Seller agrees to cause such Affiliate to hold all such Collections in trust and to cause such Affiliate to deposit such Collections to the appropriate Collection Account within two Business Days after such payments are deposited into Store Accounts.

                  (i) MERGER. The Seller will not (i) sell any shares of any class of its capital stock to any Person (other than Elder-Beerman or any of its Affiliates that are Subsidiaries of Elder-Beerman), or enter into any transaction of merger or consolidation, or convey or otherwise dispose of all or substantially all of its assets (except as contemplated herein), or (ii) terminate, liquidate or dissolve itself (or suffer any termination, liquidation or dissolution), or (ii) acquire or be acquired by any Person.

                  (j) MAINTENANCE OF SEPARATE EXISTENCE AND DIRECTORS. Seller shall take all actions as are necessary to comply with, and to cause the Purchaser to comply with, Section 2.05(d) and Section 2.05(r) of the Pooling and Servicing Agreement.

                  (k) MODIFICATION OF SYSTEMS. The Seller agrees, promptly after the replacement or any material modification of any computer, automation or other operating systems (in respect of hardware or software) used to make any calculations or reports hereunder, to give written notice of any such replacement or modification to the Purchaser and the Trustee.

                  (l) MAINTENANCE OF INSURANCE. The Seller shall use its best efforts to maintain with a responsible company, and at its own expense, its current commercial


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
                                       18


         crime insurance (including commercial fraud insurance) as is commercially available at a cost that is not generally regarded as excessive by industry standards, with coverage on all officers, employees or other Persons acting in any capacity requiring such Persons to handle funds, money, documents or papers relating to the Receivables and the related Accounts.

                  (m) FIRST PURCHASE AGREEMENTS. The Seller (i) will, at its expense, timely perform and comply with all provisions, covenants and other promises required to be observed by it under the First Purchase Agreement, maintain the First Purchase Agreement in full force and effect, enforce its rights under the First Purchase Agreement substantially in accordance with the terms thereof and comply with its obligations under all Cardholder Agreements giving rise to the Receivables, and (ii) will not amend or otherwise modify any term or condition of any Purchase Agreement or give any consent, waiver or approval thereunder. The Seller shall, within one Business Day after a Responsible Officer obtains Knowledge of the occurrence of any Termination Event or any event which, with the giving of notice or lapse of time or both, would constitute a Termination Event, notify the Purchaser and the Trustee in writing of such occurrence. The Seller shall promptly furnish to the Purchaser and the Trustee copies of any notices, reports or certificates given or delivered to the Seller under the Purchase Agreements.

                  SECTION 4.02. REPORTING REQUIREMENTS OF THE SELLER. The Seller hereby covenants that, until the Trust Termination Date:

                  (a)      TERMINATION EVENTS, ETC.  The Seller shall

                           (i) within one Business Day after a Responsible
                  Officer of the Seller obtains Knowledge of the occurrence of any Termination Event or any event which, with the giving of notice or lapse of time or both, would constitute a Termination Event, notify the Purchaser and the Trustee of such occurrence;

                           (ii) as soon as possible and in any event (A) within
                  three Business Days after a Responsible Officer of the Seller obtains Knowledge of the occurrence of any Termination Event or event which, with the giving of notice or lapse of time or both, would constitute a Termination Event, deliver to the Purchaser and the Trustee a written statement of a Responsible Officer of the Seller setting forth details of such Termination Event or such event and the action that the Seller has taken and proposes to take with respect thereto; and (B) within three Business Days after a Responsible Officer of the Seller makes a


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
                                       19


                  determination that any other event, development or information is reasonably likely, individually or in the aggregate, to have a Material Adverse Effect, give written notice thereof to the Purchaser and the Trustee.

                  (b) LITIGATION. As soon as possible and in any event within 10 Business Days after a Responsible Officer of the Seller obtains Knowledge thereof, the Seller shall notify the Purchaser of any litigation, investigation or proceeding which could be expected to impair the ability of the Seller to perform its obligations under this Agreement.

                  (c) ERISA. As soon as possible and in any event within 30 days after a Responsible Officer of the Seller obtains Knowledge that one of the following events has occurred or is reasonably expected to occur, furnish to the Trustee a written statement of a Responsible Officer of the Seller setting forth the details of: (i) the occurrence of any Plan Event with respect to any Plan or (ii) the withdrawal by the Seller or any of its ERISA Affiliates from, or the termination, reorganization or insolvency of, any Multiemployer Plan.

                  (d) LIENS. The Seller will advise the Purchaser and the Trustee promptly, in reasonable detail, (A) of any Lien or claim asserted against any of the Receivables or other Transferred Asset, and
         (B) of the occurrence of any event which in the case of clause (A) would have an adverse effect on the value of the Receivables or other Transferred Assets.

                  (e) OTHER INFORMATION. The Seller shall promptly, from time to time, furnish to the Purchaser such other information, documents, records or reports regarding the Receivables, the other Transferred Assets or the condition or operations, financial or otherwise, of the Seller, as the Purchaser may from time to time reasonably request.

                  SECTION 4.03. NEGATIVE COVENANTS OF THE SELLER. The Seller hereby covenants that, until the Trust Termination Date, it will not:

                  (a) SALES, LIENS, ETC. Except for the Transfers contemplated herein, or pursuant to or as contemplated by the Pooling and Servicing Agreement or First Purchase Agreement, sell, pledge, assign or transfer any Receivable, any other Transferred Asset or any interest therein to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any Receivable or other Transferred Asset or any other property or asset of the Seller, whether now existing or hereafter created, or any


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
                                       20


         interest therein, and the Seller shall defend the right, title and interest of the Purchaser in and to the Receivables and other Transferred Assets, whether now existing or hereafter created, against all claims of third parties claiming through or under the Seller or any other Originator.

                  (b) EXTENSION OR AMENDMENT OF RECEIVABLES. Extend, amend or otherwise modify (or consent or fail to object to any such extension, amendment or modification), except as permitted under the Cardholder Agreements, the Cardholder Guidelines or Section 2.05(t) of the Pooling and Servicing Agreement, the terms of any Receivable and the related Account, or amend, modify or waive (or consent or fail to object to any such extension, amendment or modification) any payment term or condition of any invoice related thereto (other than as provided in the Cardholder Agreements, Cardholder Guidelines or Section 2.05(t) of the Pooling and Servicing Agreement). The Seller will not rescind or cancel, or permit the rescission or cancellation of, any Receivable or the related Account except as ordered by a court of competent jurisdiction or other Governmental Authority.

                  (c) CHANGE IN BUSINESS OR CARDHOLDER GUIDELINES. Make any change in the nature of its business as carried out on the date hereof or in the Cardholder Guidelines, which change would, in either case, materially impair the collectibility of the Receivables, except as permitted under the terms of the Pooling and Servicing Agreement.

                  (d) CHANGE IN LEGAL NAME. (i) Make any change to its legal name, identity or business structure in any manner or chief executive office (including the address thereof) or use any trade names, fictitious names, assumed names or "doing business as" names or (ii) change its jurisdiction of organization UNLESS, prior to the effective date of any such name change, change in chief executive office, use or change of jurisdiction, the Seller delivers to the Purchaser (A) written notice of such change at least 30 days prior to the effective date thereof, (B) such financing statements (Forms UCC-1 and UCC-3) executed by the Seller required to reflect such name change, change in chief executive office, use or change of jurisdiction, together with such other documents and instruments required in connection therewith to maintain the continued perfection of the interests of the Purchaser in the Transferred Assets and (C) prior to the effective date thereof, an Opinion of Counsel, in form and substance satisfactory to the Purchaser, as to the Seller's due organization, valid existence and good standing and the continued perfection after the effective date thereof of the interests of the Purchaser in and to the Receivables and other Transferred Assets Transferred hereby (to the same extent as such interest was perfected on the Initial Cut Off Date with


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
                                       21


         respect to the Receivables then owned by the Seller). Furthermore, the Seller shall give 30 days prior written notice to the Purchaser of any change in the location of the office where it keeps the books, records and documents regarding the Receivables and the other Transferred Assets from the address of the Seller referred to in Section 7.08.

                  (e) DEPOSITS TO COLLECTION ACCOUNTS. Deposit or otherwise credit, or cause to be so deposited or credited, or consent or fail to object to any such deposit or credit Known to it, cash or cash proceeds other than Collections to the Concentration Account, any Collection Account (other than the Store Accounts), the Excess Funding Account or any Series Account.

                  (f) NO ACTIONS AGAINST OBLIGORS. Except in accordance with the Cardholder Guidelines and Pooling and Servicing Agreement, commence or settle any legal action to enforce collection of any Receivable.

                  (g) NO BANKRUPTCY FILING AGAINST THE PURCHASER OR THE TRUST. Commence, institute or cause to be commenced or instituted any proceeding of the type referred to in the definition of "Insolvency Event" against the Purchaser or the Trust.

                  (h) LOCATIONS OF SUBSIDIARIES. Permit any of the Originators to have or maintain its jurisdiction of organization or principal place of business in any of the States of Colorado, Kansas, New Mexico, Oklahoma, Utah or Wyoming.

                  (i) SUBORDINATED NOTE. Transfer or pledge the Subordinated Note to any Person, other than as permitted under the Intercreditor Agreement or First Purchase Agreement.

                  (j) PROTECTION OF CERTIFICATEHOLDERS' RIGHTS. Take action which would impair the rights of any Beneficiary in any Receivable or other Trust Asset or any proceeds thereof, except as provided in the Pooling and Servicing Agreement.

                  (k) RECEIVABLES NOT TO BE EVIDENCED BY PROMISSORY NOTES. Take action to cause any Receivable to be evidenced by any "instrument" (as defined in the UCC of the jurisdiction the law of which governs the perfection of the interest in such Receivable created hereunder), except in connection with its enforcement, in which event the Seller shall deliver such instrument to the Purchaser as soon as reasonably practicable but in no event more than three Business Days after execution thereof.


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
                                       22


                  (l) INFORMATION PROVIDED TO RATING AGENCIES. The Seller will use its best efforts to cause all information provided to any Rating Agency pursuant to this Agreement or the Pooling and Servicing Agreement or in connection with any action required or permitted to be taken under this Agreement or the Pooling and Servicing Agreement to be complete and accurate in all material respects.

                  SECTION 4.04. AFFIRMATIVE MUTUAL COVENANT. The Purchaser and Seller shall record each Purchase as a purchase and sale, respectively, on its books and records and reflect each Purchase in its financial statements as a purchase and sale, respectively.

                                    ARTICLE V

                              EVENTS OF TERMINATION

                  SECTION 5.01. TERMINATION. If any of the following events (each, a "TERMINATION EVENT") shall have occurred:

                  (a) any failure by the Seller to make any payment, transfer or deposit required to be paid, effected or made by it hereunder within two Business Days after the same shall become due; or

                  (b) any representation or warranty, certification or written statement made or deemed made by the Seller under or in connection with this Agreement or in any statement, record, certificate, financial statement or other document delivered pursuant hereto or in connection herewith shall prove to have been incorrect in any material respect on or as of the date made or deemed made; or

                  (c) the Seller shall fail to observe or perform any covenant or agreement applicable to it contained herein (other than as specified in clause (a) above) which has a material adverse effect on any Beneficiary of any Series if such failure shall remain unremedied for ten days after the first date on which any Responsible Officer of the Seller knew or should have known of such failure; or

                  (d) any Receivables transferred hereunder whose aggregate outstanding principal balance constitute more than 1% of the aggregate outstanding principal balance of all Eligible Receivables shall for any reason cease to be the subject of the valid and perfected first priority ownership interest created by this Agreement; or any Receivables transferred hereunder whose aggregate outstanding principal balance


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
                                       23


         constitute more than 1% of the aggregate outstanding principal balance of all Eligible Receivables shall cease to be free and clear of any Lien except as provided for herein; or

                  (e) an Insolvency Event shall occur with respect to the Seller; or

                  (f) the Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Internal Revenue Code with regard to any of the Receivables or the PBGC shall file notice of a Lien pursuant to Section 4068 of ERISA with regard to any of the Receivables; or

                  (g) there shall have occurred a Trust Early Amortization
         Event;

then, if any of the events set forth in paragraph (e) above shall have occurred, a "Termination Event" shall occur without any notice, demand, protest or other requirement of any kind immediately upon the occurrence of such event and, if any of the events set forth in any other paragraph above shall have occurred, the Purchaser may, by notice to the Seller, declare that a "Termination Event" shall occur as of the date set forth in such notice. Upon the occurrence of a Termination Event, the Effective Period shall terminate (any termination of the Effective Period pursuant to this Section 5.01 is herein referred to as an "EARLY TERMINATION"). Upon any Early Termination the Purchaser shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies with respect to the Receivables provided under the UCC of the applicable jurisdiction and under other applicable laws, which rights and remedies shall be cumulative.

                  The Purchaser may, with the prior written consent of a Majority in Interest of each outstanding Series (or, if so specified in the related supplement, each Enhancement Provider for such Series) on behalf of all Certificateholders, waive any default (other than a default described in paragraph (e) above) by the Seller in the performance of its obligations hereunder and its consequences, except the failure to make any distributions or payments required to be made to the Purchaser or to make any required deposits of any amounts to be so distributed or paid. The Purchaser with the consent of the Certificateholders of Certificates evidencing 67% or more of the Aggregate Invested Amount of each outstanding Series (or, if so specified in the related Supplement, each Enhancement Provider for such Series) may, on behalf of all Certificateholders, waive any default described in paragraph (e) above and its consequences. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.


                          CHARGIT PURCHASE AGREEMENT

                                   ARTICLE VI

                                 INDEMNIFICATION

                  SECTION 6.01. INDEMNIFICATION. Without limiting any other rights which the Purchaser, the Trustee, any Program Agent, any Enhancement Provider and their respective assignees (which shall not be deemed to include any of the Certificateholders as such) and their respective officers, directors, employees, agents and affiliates (each, an "ORIGINATOR INDEMNIFIED PARTY" and collectively the "ORIGINATOR INDEMNIFIED PARTIES") may have hereunder or under applicable law, the Seller hereby agrees to indemnify the Purchaser and any of its assignees hereunder (including each other Originator Indemnified Party) from and against any and all claims, damages, losses and liabilities and related costs and expenses (including reasonable attorneys' fees and disbursements) (all of the foregoing being collectively referred to as "ORIGINATOR INDEMNIFIED AMOUNTS") awarded against or incurred by any of them arising out of or resulting from this Agreement, the activities of the Seller in connection herewith or with any Transaction Document to which the Seller is a party in its capacity as Seller or the use of proceeds of purchases hereunder or the ownership of any Receivable or other Transferred Asset (excluding however (a) Originator Indemnified Amounts to the extent resulting from gross negligence or willful misconduct on the part of such Originator Indemnified Party, (b) recourse (except as otherwise specifically provided in any Transaction Document) for uncollectible Receivables or (c) EXCEPT with respect to clause (x) below, any federal, state, foreign or local income or franchise taxes or any other tax imposed on or measured by income (or any interest, penalty, or addition to tax with respect thereto or arising from a failure to comply therewith) incurred by such Originator Indemnified Party arising out of or as a result of this Agreement or the interest conveyed hereunder in Receivables and other Transferred Asset or Account. Without limiting or being limited by the foregoing, the Seller shall pay on demand to the Purchaser or any of its assignees (including each other Originator Indemnified Party) any and all amounts necessary to indemnify the Purchaser or any such assignee from and against any and all Originator Indemnified Amounts relating to or resulting from:

                  (i) reliance on any representation, warranty or covenant made or statement made or deemed made by the Seller (or any of its Responsible Officers) under or in connection with any Transaction Document which shall have been incorrect in any material respect when made or deemed made or which the Seller shall have failed to perform;

                  (ii) the failure by the Seller to comply with any Transaction Document or any applicable Requirement of Law with respect to any Receivable, any other


                          CHARGIT PURCHASE AGREEMENT

         Transferred Asset or Account, or the failure of any Receivable, any other Transferred Asset or Account to conform to any requirement with respect thereto under any Transaction Document or any Requirement of Law;

                  (iii) the failure to vest in the Purchaser a perfected first priority 100% ownership interest in the Receivables free and clear of any Lien;

                  (iv) the failure to have filed, or any delay in filing, any financing statements or other similar instruments or documents under the UCC of any applicable jurisdiction or other applicable laws that are necessary for perfection or first priority of the ownership interests created by this Agreement;

                  (v) any dispute, claim, offset or defense (other than discharge in bankruptcy of the Obligor) of the Obligor to the payment of any Receivable (including a defense based on such Receivable, any other Transferred Asset or Account not being a legal, valid and binding obligation of such Obligor enforceable against it in accordance with its terms), or any other claim resulting from the sale of the merchandise, insurance or services related to such Receivable or the furnishing or failure to furnish such merchandise, insurance or services;

                  (vi) any products liability claim or other claim allegedly arising out of or in connection with merchandise, insurance or services which gave rise to any Receivable or any credit, administration or other activity in connection with any Cardholder Agreement;

                  (vii) any failure by the Seller or any Affiliate of the Seller (other than the Purchaser) to perform its duties or obligations in accordance with the provisions of any Transaction Document, including any failure to so perform in connection with servicing, administering or collecting any Receivable;

                  (viii) any commingling by an act or omission of the Seller of Collections at any time with other funds (other than in the Store Accounts);

                  (ix) any investigation, litigation or proceeding related to any Receivable, this Agreement or any other Transaction Document to which the Seller is or is to be a party or the use of proceeds of purchases hereunder or the ownership of Receivables, any other Transferred Assets or related Accounts or in respect of any Receivable, Account or Cardholder Agreement;


                          CHARGIT PURCHASE AGREEMENT

                  (x) any taxes, including sales, excise, intangibles, value added, personal property and similar taxes, payable with respect to the Receivables or the Accounts;

                  (xi) any reduction in the outstanding principal balance of a Receivable by reason of any defective, rejected, returned, repossessed or foreclosed merchandise, insurance or services or any cash discount or other adjustment made by the Seller;

                  (xii) any breach by the Seller of any obligation under any Receivable or any Cardholder Agreement;

                  (xiii) Any Receivable classified as an "Eligible Receivable" by the Seller in any document or report delivered hereunder failing to satisfy, at the time of such classification, the requirements of eligibility contained in the definition of Eligible Receivable; or

                  (xiv) Any Account classified as an "Eligible Account" by the Seller in any document or report delivered hereunder failing to satisfy, at the time of such classification, the requirements of eligibility contained in the definition of "Eligible Account."

                  Any Originator Indemnified Amounts due hereunder shall be payable within fifteen Business Days of submission of a claim by the Originator Indemnified Party which describes in reasonable detail the basis for such claim. The rights of the Originator Indemnified Parties under this Section 6.01 shall survive the collection of all Receivables, the termination of this Agreement and the Trust and the payment of all amounts otherwise payable hereunder.


                          CHARGIT PURCHASE AGREEMENT

                                   ARTICLE VII

                                  MISCELLANEOUS

                  SECTION 7.01. FURTHER ASSURANCES. (a) The Seller agrees that from time to time, at its own expense, the Seller will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Purchaser may reasonably request, in order to perfect and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Purchaser to exercise and enforce its rights and remedies hereunder with respect to any Receivable and other Transferred Assets and to enable the Trustee to exercise its rights and remedies under the Transaction Documents with respect to any of the Trust Assets. Without limiting the generality of the foregoing, the Seller will: (i) mark its master data processing and computer records in a manner reasonably calculated to indicate that the Transferred Assets have been sold to the Purchaser in accordance with this Agreement and the other Transaction Documents;
(ii) clearly and unambiguously identify each Account in its computer or other records and all its micro fiche storage files, if any, to reflect that an interest in the Receivables arising in such account has been Transferred pursuant to this Agreement; (iii) if any Receivable or other Transferred Asset shall be evidenced by a promissory note, other instrument or chattel paper, deliver and pledge to the Purchaser such note, instrument or chattel paper duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Purchaser; and (iv) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Purchaser may reasonably request, in order to perfect and preserve the valid and perfected first priority ownership or security interests granted or purported to be granted hereunder or under any Transaction Document.

                  (b) The Seller hereby authorizes the Purchaser to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Transferred Assets without the signature of the Seller where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Transferred Assets or any part thereof shall be sufficient as a financing statement where permitted by law.

                  (c) The Seller will furnish to the Purchaser from time to time statements and schedules further identifying and describing the Transferred Assets and such other reports in connection with the Transferred Assets as the Purchaser may reasonably request, all in reasonable detail.


                          CHARGIT PURCHASE AGREEMENT

                  (d) The Seller shall, from time to time, execute and deliver to the Obligors any bills, statements and letters or other writings necessary to carry out the terms and provisions of any Transaction Document and to facilitate the collection of the Receivables in a manner consistent with the Cardholder Guidelines.

                  SECTION 7.02. PAYMENTS. Each payment to be made by either of the Purchaser or the Seller hereunder shall be made on the required payment date, or on the next succeeding Business Day if the required payment date is not a Business Day, in U.S. Dollars and in immediately available funds at the office of the payee set forth in Section 7.08 below or to such other office as may be specified by either party in a written notice to the other party hereto.

                  SECTION 7.03. COSTS, EXPENSES AND TAXES. (a) In addition to the rights of indemnification granted to the Purchaser pursuant to Article VI hereof, the Seller agrees to pay on demand (i) all reasonable costs and expenses of the Purchaser in connection with the preparation, execution, delivery, modification and amendment of this Agreement and the other documents to be delivered by the Seller in connection with this Agreement, including the reasonable fees and expenses of counsel for the Purchaser with respect thereto and with respect to advising the Purchaser as to its rights and remedies under this Agreement, and (ii) all reasonable costs and expenses (including reasonable counsel fees and expenses) of the Purchaser in connection with the enforcement (whether through negotiations, legal proceedings or otherwise) of this Agreement and the other documents to be delivered by the Seller in connection herewith, including reasonable counsel fees and expenses in connection with the enforcement of rights under this Section 7.03, EXCLUDING, HOWEVER, any costs of enforcement or collection of any Receivables.

                  (b) In addition, the Seller agrees to pay any present or future stamp, documentary, excise, property or similar taxes, charges or levies that arise from any payment or deposit made hereunder or from the execution, delivery or registration of, performing under, or otherwise with respect to, this Agreement, and the Seller agrees to indemnify the Purchaser against any liabilities with respect to or resulting from any delay in paying or omission to pay such taxes, charges or levies.

                  SECTION 7.04. BINDING EFFECT; ASSIGNABILITY. (a) This Agreement shall be binding upon and inure to the benefit of the Seller and the Purchaser and their respective successors (whether by merger, consolidation or otherwise) and assigns. Except as otherwise permitted herein, the Seller agrees that it will not assign or transfer all or any portion of its rights or obligations hereunder to any Person without the prior written consent of the Parent, the Purchaser and a Majority in Interest of each outstanding Series. In connection with any


                          CHARGIT PURCHASE AGREEMENT
sale or assignment by the Purchaser of all or a portion of the Receivables or other Transferred Assets, the buyer or assignee, as the case may be, shall, to the extent of its purchase or assignment, have all rights of the Purchaser under this Agreement (as if such buyer or assignee, as the case may be, were the Purchaser hereunder) except to the extent specifically provided in the agreement between the Purchaser and such buyer or assignee.

                  (b) The Seller acknowledges that the Purchaser shall assign to the Trust, as collateral security for the Purchaser's obligations under the Pooling and Servicing Agreement, all of the Purchaser's rights, remedies, powers and privileges hereunder (including the right to give any notice which the Purchaser may provide to the Seller hereunder), PROVIDED that the Purchaser shall not assign or delegate any of its duties or obligations hereunder to the Trust.

                  (c) This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time, after the last Termination Date of any Series; PROVIDED, HOWEVER, that rights and remedies with respect to any breach of any representation and warranty made by the Seller pursuant to Article III and the provisions of Article VI and Sections 4.03(h), 7.03, 7.04 and 7.12 shall be continuing and shall survive any termination of this Agreement; and PROVIDED FURTHER that the Purchaser shall remain entitled to receive any collections on Receivables sold hereunder which have been charged off as uncollectible after it shall have completed its collection efforts in respect thereof.

                  SECTION 7.05. NO WAIVER; CUMULATIVE REMEDIES. No failure to exercise and no delay in exercising, on the part of the Purchaser, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

                  SECTION 7.06. AMENDMENT. (a) This Agreement may be amended from time to time by the Seller and the Purchaser without the consent of any Beneficiary (i) to cure any ambiguity, (ii) to correct or supplement any provision herein which may be inconsistent with any other provision herein or
(iii) to add any other provisions with respect to matters or questions arising under this Agreement which are not inconsistent with the provisions of this Agreement; PROVIDED that any amendment pursuant to this clause (a) shall not, as evidenced by a certificate of a Responsible Officer of the Seller, adversely affect in any material respect the interests of any Beneficiary.


                          CHARGIT PURCHASE AGREEMENT

                  (b) This Agreement may be amended from time to time by the Seller and the Purchaser, so long as the Rating Agency Condition is satisfied, with the consent of the Elder-Beerman and a Majority in Interest of each adversely affected Series for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Certificateholders; PROVIDED, HOWEVER, that no such amendment shall (i) reduce in any manner the amount of, or delay the timing of, any payment to be made hereunder without the consent of each such Certificateholder or (ii) reduce the aforesaid percentage required to consent to any such amendment without the consent of each Investor Certificateholder. The Trustee may request an Officer's Certificate and Opinion of Counsel in each case to the effect that such amendment does not adversely affect any Series and is otherwise in compliance with the requirements of this Agreement. Any amendment to be effected pursuant to this paragraph shall be deemed to adversely affect all outstanding Series, other than any Series with respect to which such action shall not, as evidenced by an Opinion of Counsel (which counsel shall not be an employee of, or counsel for, the Seller or the Purchaser), addressed and delivered to the Trustee, adversely affect the interests of such Series.

                  SECTION 7.07. SEVERABILITY. If any provision hereof is deemed void or unenforceable in any jurisdiction, such voiding or unenforceability shall not affect the validity or enforceability of such provision in any other jurisdiction or any other provision hereof in such or any other jurisdiction.

                  SECTION 7.08. NOTICES. All notices and other communications provided for hereunder shall, unless otherwise stated herein, be in writing (including telex and facsimile communication) and shall be personally delivered or sent by certified mail, postage prepaid, or overnight courier or facsimile, to the intended party at the address or facsimile number of such party set forth below or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. All such notices and communications shall be effective (a) if personally delivered, when received,
(b) if sent by certified mail, four Business Days after having been deposited in the mail, postage prepaid, (c) if sent by overnight courier, two Business Days after having been given to such courier, unless sooner received by the addressee and (d) if transmitted by facsimile, when sent, upon receipt confirmed by telephone or electronic means. Notices and communications sent hereunder on a day that is not a Business Day shall be deemed to have been sent on the following Business Day.


                          CHARGIT PURCHASE AGREEMENT

                  (a)      If to the Seller,

                           3155 El-Bee Road
                           Dayton, Ohio 45439
                           Tel.:  937-296-4698
                           Fax:  937-296-4674
                           Attn.:  President

                  (b)      If to the Purchaser,

                           3155 El-Bee Road
                           Dayton, Ohio 45439
                           Tel.: 937-296-2689
                           Fax:  937-296-4674
                           Attn.:  President


                  SECTION 7.09. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

                  SECTION 7.10. CONSTRUCTION OF AGREEMENT AS SECURITY AGREEMENT. It is the intent of the parties that the transactions contemplated herein constitute sales of the Receivables and other Transferred Assets to the Purchaser. If, however, such transactions are deemed to be loans, (a) the Seller hereby grants to the Purchaser a first priority perfected security interest in all of the Seller's right, title and interest in and to the Transferred Assets to secure all of the Seller's obligations hereunder, including the Seller's obligations to sell or transfer to the Purchaser all Receivables existing on the date hereof or hereafter created and (b) this Agreement shall constitute a security agreement under applicable law.

                  SECTION 7.11. THIRD-PARTY BENEFICIARIES. The Originator Indemnified Parties are third-party beneficiaries of all provisions of this Agreement and are entitled to enforce the provisions of Section 6.01 of this Agreement to the extent any Originator Indemnified Amounts are due such parties.


                          CHARGIT PURCHASE AGREEMENT

                  SECTION 7.12. THE SELLER'S OBLIGATIONS. It is expressly agreed that, anything contained in this Agreement to the contrary notwithstanding, the Seller shall be obligated to perform all of its obligations under the Receivables to the same extent as if the Purchaser had no interest therein and the Purchaser shall have no obligations or liability under Receivables to any Obligor thereunder by reason of or arising out of this Agreement, nor shall the Purchaser be required or obligated in any manner to perform or fulfill any of the obligations of the Seller under or pursuant to any Receivable.

                  SECTION 7.13. GOVERNING LAW, JURISDICTION, CONSENT TO SERVICE OF PROCESS.

                  (a) GOVERNING LAW. THIS AGREEMENT, INCLUDING THE RIGHTS AND DUTIES OF THE PARTIES HERETO, SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF THE PURCHASER IN THE TRANSFERRED ASSETS IS GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

                  (b) JURISDICTION. (i) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York State court or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party may otherwise have to bring any action or proceeding relating to this Agreement or any of the other Transaction Documents in the courts of any jurisdiction.

                  (ii) Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection that it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any of the other Transaction Documents to which it is a party in any New York State or federal court. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.


                          CHARGIT PURCHASE AGREEMENT

                  (c) CONSENT TO SERVICE OF PROCESS. Each party to this Agreement irrevocably consents to service of process by personal delivery, certified mail (postage prepaid) or overnight courier. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.


                          CHARGIT PURCHASE AGREEMENT

                  (d) WAIVER OF JURY TRIAL. Each party to this Agreement waives any right to a trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or any other Transaction Document or any amendment, instrument, document or agreement delivered or which may in the future be delivered in connection herewith or therewith or arising from any course of conduct, course of dealing, statements (whether oral or written), actions of any of the parties hereto or any Beneficiary or any other relationship existing in connection with this Agreement or any other Transaction Document, and agrees that any such action or proceeding shall be tried before a court and not before a jury.

                  IN WITNESS WHEREOF, the parties hereto have caused this Purchase Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.


                                     THE EL-BEE CHARGIT CORP.,
                            as Seller


                                     By:_______________________________________
                                          Name:
                                          Title:



                                    THE EL-BEE RECEIVABLES
                          CORPORATION,
                                     as Purchaser


                                     By:_______________________________________
                                          Name:
                                          Title:



                          CHARGIT PURCHASE AGREEMENT

                                                                       EXHIBIT A


                       THE EL-BEE RECEIVABLES CORPORATION


                                SUBORDINATED NOTE


Due:  December ___, 2017                                                   No. 1


                  THE EL-BEE RECEIVABLES CORPORATION (the "ISSUER"), for value received, hereby promises to pay to THE EL-BEE CHARGIT CORP. (the "HOLDER"), or its registered assigns, at its address for payments set forth in Section 7.08 of the Purchase Agreement hereinafter referred to, all principal sums owing from time to time under Section 2.02(d) of the Purchase Agreement, upon the earlier to occur of (i) December ___, 2017, and (ii) the first date following the end of the Effective Period (as defined in the Purchase Agreement) upon which the aggregate Invested Amount for each Series is zero (the "STATED MATURITY"), unless earlier prepaid pursuant to the provisions for repayment referred to herein, and to pay interest (computed on the basis of a 360-day year and the actual number of days in each calendar year) on the unpaid principal sum from the date such principal sum is advanced, such interest being payable on (i) the first day of the month immediately following the initial advance and the first day of each month thereafter, (ii) each date of prepayment (with respect to the amount prepaid) and (iii) the Stated Maturity at a rate per annum equal to the equivalent of the rate for commercial paper having a maturity of 30 days reported on such day by the Board of Governors of the Federal Reserve System in "Statistical Release H.15 (519), Selected Interest Rates" or any successor thereto, under the heading "Commercial Paper", converted to a money marked yield, or if no such rate for commercial paper is reported on such date, the applicable rate in effect with respect to the most recent day on which such rate was reported, plus 1.5%, until the principal hereof is paid in full. Prior to any transfer hereof, the Holder shall enter on Schedule A information reflecting the date and amount of each advance and the amount of any payments made hereon. Notwithstanding anything contained herein to the contrary, the principal sum hereof and all accrued interest thereon shall not exceed ten percent (10%) of the excess of the Net Receivables Balance over the Trust Invested Amount at any given time.

                  Payments of the principal of and interest on this Subordinated Note (this "NOTE") will be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts by check mailed to, or wire transfer in federal funds to the account of, the Holder as directed by the Holder. All amounts

                          CHARGIT PURCHASE AGREEMENT
paid with respect to this Note shall be allocated first to accrued interest until all such interest is paid, and then to outstanding principal. If any payment on this Note shall remain unpaid on the due date thereof, the same shall thereafter be payable with interest thereon (to the extent permitted by law) at the Certificate Rate for the then most recently issued Series, from such due date to the date of payment thereof.

                  This Note is issued under the Purchase Agreement dated as of December __, 1997 between the Issuer and the Holder (as amended, supplemented or otherwise modified from time to time, the "PURCHASE AGREEMENT"). This Note represents all or a portion of the Purchase Price for Receivables purchased by the Issuer pursuant to the terms of the Purchase Agreement. Each capitalized term used herein which is defined in the December __, 1997 Purchase Agreement or the Pooling and Servicing Agreement dated as of December __, 1997 among the Issuer, as Transferor, the Holder, as Servicer and Bankers Trust Company, as Trustee (as amended, supplemented or otherwise modified from time to time, the "POOLING AND SERVICING AGREEMENT"), shall have the meaning ascribed to it in the Purchase Agreement or the Pooling and Servicing Agreement, as the case may be.

                  This Note may be prepaid in whole or in part at the option of the Issuer at any time without a premium or penalty. The Issuer shall be entitled to borrow, prepay and reborrow hereunder.

                  The payment of this Note is hereby expressly subordinated in right of payment to the extent and in the manner set forth below to the prior payment and performance by the Issuer of the following obligations ("SENIOR DEBT") of the Issuer: (i) all obligations of the Issuer under the Pooling and Servicing Agreement, the Purchase Agreement, any Supplement or any other Transaction Document to which the Issuer is a party and (ii) all renewals, extensions, refinancings or refundings of any such obligations (and, in the case of each such indebtedness or obligation, whether for principal, interest (including but not limited to any interest accruing after the filing of a petition initiating any Bankruptcy Proceeding (as defined below) whether or not such interest is allowed in such Bankruptcy Proceeding), fees, indemnities, repurchase price, expenses or otherwise).

                  (a) In the event of any dissolution, winding up, liquidation, arrangement, adjustment, reorganization, composition or other similar event relating to the Issuer or its debts, whether voluntary or involuntary, partial or complete, and whether in bankruptcy, insolvency, arrangement, reorganization, liquidation, receivership or other similar proceedings, or upon an assignment for the benefit of creditors, or any other marshalling of the assets and liabilities of the Issuer or any sale of all or substantially all of the assets of the Issuer except pursuant to the Pooling and Servicing Agreement


                          CHARGIT PURCHASE AGREEMENT

         (such proceedings being herein collectively called "BANKRUPTCY PROCEEDINGS" and individually called a "BANKRUPTCY PROCEEDING"), the Senior Debt shall first be indefeasibly paid and performed in full and in cash before the holder of this Note shall be entitled to receive and to retain any payment or distribution (whether in cash, property or securities) in respect of this Note. In order to implement the foregoing: (x) all payments and distributions of any kind or character in respect of this Note to which the holder of this Note would be entitled except for this clause (a) shall be made directly to the Trustee (for the benefit of the holders of the Senior Debt); (y) if a Bankruptcy Proceeding has been commenced, the holder of this Note shall promptly file a claim or claims, in the form required in such Bankruptcy Proceeding, for the full outstanding amount of this Note, and shall use reasonable efforts to cause said claim or claims to be approved and all payments and other distributions in respect thereof to be made directly to the Trustee (for the benefit of the holders of the Senior Debt) until the Senior Debt shall have been paid and performed in full and in cash; and (z) the holder of this Note hereby irrevocably agrees that the Trust (or the Trustee acting on the Trust's behalf), in the name of the holder of this Note or otherwise, may, if the holder of this Note does not take the actions required pursuant to the preceding clause (y) and upon notice to the holder of this Note, demand, sue for, collect, receive and give receipt for any and all such payments or distributions, and file, prove and vote or consent in any such Bankruptcy Proceedings with respect to any and all claims of the holder of this Note relating to this Note, in each case until the Senior Debt shall have been paid and performed in full and in cash.

                  (b) In the event that any Termination Event or Early Amortization Event or event which with the giving of notice or lapse of time, or both, would become a Termination Event or an Early Amortization Event shall have occurred and be continuing, which Termination Event or Early Amortization Event has not been waived (a "BLOCKING EVENT"), then no payment shall be made by or on behalf of the Issuer for or on account of any amounts owing in respect of this Note, unless and until the Senior Debt shall first be indefeasibly paid and performed in full and in cash.

                  (c) In the event that the holder of this Note receives any payment or other distribution of any kind or character from the Issuer or from any other source whatsoever in respect of this Note after the commencement of any Bankruptcy Proceeding or while any Blocking Event has occurred and is continuing, such payment or other distribution shall be received in trust for the holders of the Senior Debt and shall be turned over by the holder of this Note to the Trustee (for the benefit of the holders of the Senior Debt) forthwith, until all Senior Debt shall have been paid and performed in full and in cash. All payments and distributions received by the Trustee



                          CHARGIT PURCHASE AGREEMENT
         in respect of this Note, to the extent received in or converted into cash, may be applied by the Trustee (for the benefit of the holders of the Senior Debt) first to the payment of any and all reasonable expenses (including reasonable attorneys fees and legal expenses) paid or incurred by the Trustee or the holders of the Senior Debt in enforcing these subordination provisions, or in endeavoring to collect or realize upon this Note, and any balance thereof shall, solely as between the holder of this Note and the holders of the Senior Debt, be applied by the Trustee toward the payment of the Senior Debt in a manner determined by the Trustee to be in accordance with the Transaction Documents; but as between the Issuer and its creditors no such payments or distributions of any kind or character shall be deemed to be payments or distributions in respect of the Senior Debt.

                  (d) Upon the indefeasible payment in full and in cash of all Senior Debt, the holder of this Note shall be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions from the Issuer that are applicable to the Senior Debt until this Note is paid in full.

                  (e) These subordination provisions are intended solely for the purpose of defining the relative rights of the holder of this Note, on the one hand, and the holders of the Senior Debt, on the other hand. Nothing contained in these subordination provisions or elsewhere in this Note is intended to or shall impair, as between the Issuer, its creditors (other than the holders of the Senior Debt) and the holder of this Note, the Issuer's obligation, which is unconditional and absolute, to pay this Note as and when the same shall become due and payable in accordance with the terms hereof and of the Purchase Agreement or to affect the relative rights of the holder of this Note and creditors of the Issuer (other than the holders of the Senior
         Debt).

                  (f) The holder of this Note shall not, until the Senior Debt has been finally paid and performed in full and in cash, (i) cancel, waive, amend, forgive, sell, pledge, transfer or assign or otherwise encumber or dispose of or commence legal proceedings to enforce or collect this Note or any obligation of the Issuer; PROVIDED, HOWEVER, that the holder may endorse this Note to The Elder-Beerman Stores Corp. and The Elder-Beerman Stores Corp. may pledge this Note to Citicorp USA, Inc. as security for its Obligations under and as defined in the Credit Agreement (as defined in the Pooling and Servicing Agreement),
         (ii) subordinate this Note to any obligation of the Issuer, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, or now or hereafter existing, or due or to become due, other than to the Senior Debt or any rights in respect hereof or (iii) convert this Note into an equity


                          CHARGIT PURCHASE AGREEMENT
         interest in the Issuer, unless, in the case of each of clauses (i) and
         (ii) above, the holder of this Note shall have received the prior written consent of the Trustee in each case.

                  (g) The holder of this Note shall not, without the prior written consent of the Trustee, commence, or join with any other Person in commencing, any Bankruptcy Proceeding with respect to the Issuer until at least one year and one day shall have passed since the Senior Debt shall have been indefeasibly paid and performed in full and in cash.

                  (h) If, at any time, any payment (in whole or in part) made with respect to the Senior Debt is rescinded or must be restored or returned by a holder of the Senior Debt (whether in connection with any Bankruptcy Proceeding or otherwise), these subordination provisions shall continue to be effective or shall be reinstated, as the case may be, as though such payment had not been made.

                  (i) As between the holder of this Note and the holders of the Senior Debt, each of the holders of the Senior Debt may, from time to time, at its sole discretion, without notice to the holder of this Note, and without waiving any of its rights under these subordination provisions, take any or all of the following actions: (i) retain or obtain an interest in any property to secure any of the Senior Debt;
         (ii) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to any of the Senior Debt; (iii) extend or renew for one or more periods (whether or not longer than the original period), alter, increase or exchange any of the Senior Debt, or release or compromise any obligation of any nature with respect to any of the Senior Debt; (iv) amend, supplement, amend and restate, or otherwise modify any Transaction Document; and (v) release its ownership or security interest in, or surrender, release or permit any substitution or exchange for all or any part of any rights or property, securing any of the Senior Debt, or extend or renew for one or more periods (whether or not longer than the original period), or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such rights or property.

                  (j) By its acceptance hereof, the holder of this Note hereby waives to the maximum extent permitted by applicable law, (i) notice of acceptance of these subordination provisions by any of the holders of the Senior Debt; (ii) notice of the existence, creation, nonpayment or nonperformance of all or any of the Senior Debt; and (iii) all diligence in enforcement, collection or protection of, or realization upon, the Senior Debt, or any thereof, or any security therefor.


                          CHARGIT PURCHASE AGREEMENT

                  (k) These subordination provisions constitute a continuing offer from the Issuer to all Persons who become the holders of, or who continue to hold, Senior Debt and these subordination provisions are made for the benefit of the holders of the Senior Debt, and the Trustee may proceed to enforce such provisions on behalf of each of such Persons.

                  The obligation of the Issuer to repay this Note from the amounts paid to the Issuer with respect to Finance Charge Receivables, Principal Receivables, and other sources of funds described in the Pooling and Servicing Agreement, together with any capital or surplus of the Issuer remaining after all of its obligations under the Pooling and Servicing Agreement are repaid in full and the Trust Termination Date has occurred, shall be the sole and exclusive remedy available to the holder, and to the extent that such payments are insufficient to pay such amounts, the holder shall not have any claim against the Issuer for such amounts and no further or additional recourse shall be available against the Issuer. This Note shall not evidence any rights in the Receivables or the Exchangeable Transferor Certificate and need not be evidenced by any separate instrument of the holder.


                          CHARGIT PURCHASE AGREEMENT

                  This Note shall for all purposes be governed by, and construed in accordance with, the laws of the State of New York.


                          CHARGIT PURCHASE AGREEMENT

                  IN WITNESS WHEREOF, the Issuer has caused this instrument to be duly executed manually by its undersigned officer duly authorized thereunto.

Dated: December ___ , 1997.


                                   THE EL-BEE RECEIVABLES CORPORATION


                                   By:__________________________________________
                                       Name:
                                       Title:

                                ENDORSEMENT

               Pay to the order of The Elder-Beerman Stores Corp.


                                   THE EL-BEE CHARGIT CORP.


                                   By:__________________________________________
                                       Name:
                                       Title:

                                   ENDORSEMENT

                Pay to the order of Citicorp USA, Inc., as Agent.


                                   THE ELDER-BEERMAN STORES CORP.


                                   By:__________________________________________
                                       Name:
                                       Title:


                          CHARGIT PURCHASE AGREEMENT

                                   SCHEDULE A



                            Principal                           Interest                   Principal                   Interest
Date                        Advanced                              Paid                       Paid                         Rate
----                        --------                            --------                   ---------                   --------





                          CHARGIT PURCHASE AGREEMENT